Exhibit 10.1

AMENDMENT NO. 1 TO TEKELEC
2004 EQUITY INCENTIVE PLAN FOR NEW EMPLOYEES

     Section 3 of the Tekelec 2004 Equity Incentive Plan for New Employees is hereby amended, effective September 13, 2004, to read in its entirety as follows:

“3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 3,500,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 11 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

     Shares subject to, but not sold or issued under, any Award terminating, expiring, forfeited or canceled for any reason prior to the issuance of such Shares shall again become available for Awards thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

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AMENDMENT NO. 2 TO TEKELEC
2004 EQUITY INCENTIVE PLAN FOR NEW EMPLOYEES

     Section 3 of the Tekelec 2004 Equity Incentive Plan for New Employees is hereby amended, effective March 18, 2005, to read in its entirety as follows:

“3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 4,000,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 11 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

     Shares subject to, but not sold or issued under, any Award terminating, expiring, forfeited or canceled for any reason prior to the issuance of such Shares shall again become available for Awards thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

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